UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2004 / November 10, 2004

(Date of Report/Date of earliest event reported)

EQUINOX HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-112531	13-4034296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

895 Broadway

New York, New York 10003

(Address and zip code of principal executive offices)

212-780-9300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 10, 2004 Equinox issued a press release reporting earnings for the third quarter of 2004.  A copy of the press release is being furnished as Exhibit 99.1to this Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1:  Press release of Equinox Holdings, Inc., dated November 10, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINOX HOLDINGS, INC.
(Registrant)

By:	/s/ SCOTT ROSEN
Name: Scott Rosen
Title:Executive Vice President and Chief Financial Officer

Date:November 15, 2004

EXHIBIT INDEX

Exhibit 99.1:  Press release of Equinox Holdings, Inc., dated November 10, 2004.